UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
August 1, 2012

STRATASYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

7665 Commerce Way
Eden Prairie, Minnesota 55344
(Address of principal executive offices and zip code)

(952) 937-3000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On August 1, 2012, we announced our financial results for the second quarter ended June 30, 2012. A copy of the press release announcing the results is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

     In accordance with General Instruction B2 to Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
No.	Description
99.1	Press Release issued by Stratasys, Inc. on August 1, 2012 regarding financial results for the second quarter ended June 30, 2012.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

     On April 13, 2012, Stratasys, Inc., Objet Ltd., Seurat Holdings, Inc. and Oaktree Merger Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Seurat Holdings will merge with Stratasys (the “Merger”), and Stratasys will be the surviving corporation of the Merger and become an indirect wholly owned subsidiary of Objet. In connection with the proposed Merger, Objet filed a registration statement on Form F-4 with the SEC on June 8, 2012, and filed an amendment thereto on July 12, 2012, which includes a proxy statement of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys concurrently filed the same proxy statement/prospectus with the SEC and will mail it to Stratasys stockholders for purposes of soliciting proxies for voting in favor of adopting the Merger Agreement at a special meeting of Stratasys stockholders called for that purpose. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials because these materials contain important information about Stratasys, Objet and the proposed Merger. The proxy statement/prospectus and other relevant materials filed with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov or via our website at www.stratasys.com. Stockholders may also obtain a copy of our SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

     Stratasys’ executive officers and directors may be deemed to be participants in the solicitation of proxies from the Stratasys stockholders in connection with the Merger. Information about Stratasys’ executive officers and directors and their ownership of Stratasys common stock is set forth in the proxy statement/prospectus, filed with the SEC on June 8, 2012, and amended on July 12, 2012, and will be set forth in other relevant materials to be filed with the SEC including the definitive proxy statement.

     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     Statements in this document regarding the proposed transaction between Stratasys and Objet, including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Stratasys and Objet, statements regarding regulatory review of the transaction, management of the combined company, the benefits of the proposed combination, the future financial performance of the combined company after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Stratasys and Objet to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Stratasys’ stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that management’s focus on and disruptions arising from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in Stratasys most recent Annual Report on Form 10-K, as well as the other factors described in the filings that Stratasys makes with the SEC from time to time. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the transactions described herein may not be successfully consummated, and if consummated the actual results, performance or achievements of the combined company may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

     In addition, the statements in this document reflect the expectations and beliefs of Stratasys and/or Objet as of the date of this document. Stratasys and Objet anticipate that subsequent events and developments will cause their expectations and beliefs to change. However, while Stratasys and Objet may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so. The forward-looking statements of Stratasys and/or Objet do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger that may be undertaken. These forward-looking statements should not be relied upon as representing Stratasys or Objet’s views as of any date after the date of this document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.

Date: August 1, 2012	By:	/s/ Robert F. Gallagher
Title: Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc., dated August 1, 2012, announcing financial results for the second quarter ended June 30, 2012.